UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2015

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc. One Hartford Plaza Hartford, Connecticut		06155
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
The Hartford Financial Services Group, Inc. (the “Company”) made revisions to its Investor Financial Supplement (“IFS”) for the quarterly period ended September 30, 2014, as referenced in Item 7.01 below. These revisions are incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 7.01	Regulation FD Disclosure
On January12, 2015, the Company made available to investors selected quarterly financial information for each of the quarters in the nine months ended September 30, 2014 and the year ended December 31, 2013 to illustrate the impact on the Company’s financial results and certain financial measures of (1) refining the definition of underwriting expenses by including certain centralized services and bad debt expenses in the determination of underwriting results and (2) realigning certain lines of business between Middle Market and Specialty Commercial within the Commercial Lines reporting segment (formerly P&C Commercial) to reflect the Company's management reporting structure. Underwriting results for programs and livestock business are now reported in Middle Market instead of Specialty Commercial and underwriting results for fidelity and surety business are now reported in Specialty Commercial instead of Middle Market. The reclassification of certain centralized services and bad debt expenses from other income (expense) did not impact previously reported Property & Casualty Combined net income or core earnings. Separately, the Consumer Markets reporting segment has been renamed "Personal Lines". The Company is making this information available to provide investors an opportunity to become familiar with the impact of these changes prior to the Company’s earnings release for the quarterly period ending December 31, 2014. A copy of the revised IFS is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith.

Item 9.01	Financial Statements and Exhibits

Exhibit No.

99.1	Revised Investor Financial Supplement of The Hartford Financial Services Group, Inc. for the quarterly period ended September 30, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 12, 2015	By:	/s/ Scott R. Lewis
		Name:	Scott R. Lewis
		Title:	Senior Vice President and Controller